    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 20, 2002


                                                     REGISTRATION NO. 333-83878

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                AMENDMENT NO. 1


                                      TO

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                                 NETFLIX, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

           DELAWARE                         7841                   77-0467272
(STATE OR OTHER JURISDICTION OF (PRIMARY STANDARD INDUSTRIAL    (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION  CLASSIFICATION CODE NUMBER)  IDENTIFICATION NUMBER)

                             970 UNIVERSITY AVENUE
                              LOS GATOS, CA 95032
                                (408) 399-3700
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                            W. BARRY MCCARTHY, JR.
                            CHIEF FINANCIAL OFFICER
                             970 UNIVERSITY AVENUE
                              LOS GATOS, CA 95032
                                (408) 399-3700
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

     LARRY W. SONSINI, ESQ.            ROBERT SANCHEZ, ESQ.       JONATHAN A. SCHAFFZIN, ESQ.
WILSON SONSINI GOODRICH & ROSATI WILSON SONSINI GOODRICH & ROSATI   CAHILL GORDON & REINDEL
    PROFESSIONAL CORPORATION         PROFESSIONAL CORPORATION           80 PINE STREET
       650 PAGE MILL ROAD            7927 JONES BRANCH DRIVE       NEW YORK, NEW YORK 10005
      PALO ALTO, CA 94304          LANCASTER BUILDING WESTPARK,         (212) 701-3000
         (650) 493-9300                     SUITE 400
                                      MCLEAN, VIRGINIA 22102
                                          (703) 734-3100

                               ----------------

      APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.


      If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]


      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]


      If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]


      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]


      If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. [_]
                               ----------------

======================================================================================================
                                                            PROPOSED MAXIMUM            AMOUNT OF
  TITLE OF EACH CLASS OF SECURITIES TO BE REGISTERED   AGGREGATE OFFERING PRICE(1) REGISTRATION FEE(2)
------------------------------------------------------------------------------------------------------
Common Stock $0.001 par value.........................        $115,000,000               $10,580
======================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Amount previously paid.

                               ----------------

      THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL HEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

================================================================================

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

(A) EXHIBITS


EXHIBIT
NUMBER                                               DESCRIPTION
------                                               -----------

   1.1** Form of Purchase Agreement.

   3.1** Amended and Restated Certificate of Incorporation of Registrant.

   3.2*  Proposed Amended and Restated Certificate of Incorporation of Registrant.

   3.3*  Amended and Restated Bylaws of Registrant.

   3.4** Proposed Amended and Restated Bylaws of Registrant.

   4.1** Form of Registrant's Common Stock Certificate.

   5.1*  Form of Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

  10.1   Form of Indemnification Agreement between Registrant and each of its directors and officers.

  10.2*  2002 Employee Stock Purchase Plan.

  10.3*  Amended and Restated 1997 Stock Plan.

  10.4*  2002 Stock Plan.

  10.5*  Amended and Restated Stockholders' Rights Agreement dated July 10, 2001.

  10.6*  Amended and Restated Agreement Concerning the Right to Participate dated June 22, 1999.

  10.7*  Office Lease dated October 27, 2000 between Registrant and BR3 Partners.

  10.8*  Lease Agreement dated August 11, 1999 between Registrant and Lincoln-Recp Old Oakland Opco,
           LLC; First Amendment to Lease Agreement dated December 3, 1999; Second Amendment to
           Lease Agreement dated January 4, 2000; Third Amendment to Lease Agreement dated June 12,
           2001 between Registrant and Joseph Sully.

  10.9*  Offer letter dated April 19, 1999 with W. Barry McCarthy, Jr., Chief Financial Officer of
           Registrant.

  10.10* Offer letter dated March 25, 1999 with Tom Dillon, Vice President of Operations of Registrant.

  10.11* Offer letter dated March 13, 2000 with Leslie J. Kilgore, Vice President of Marketing of Registrant.

  10.12+ Letter Agreement dated May 1, 2000 between Registrant and Columbia TriStar Home
           Entertainment, Inc.

  10.13+ Revenue Sharing Output License Terms between Registrant and Warner Home Video.

  23.1*  Consent of KPMG LLP.

  23.2*  Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1).

  24.1*  Power of Attorney.

--------

*  Previously filed.


** To be filed by amendment.


+ Confidential treatment requested on portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.


(B) FINANCIAL STATEMENT SCHEDULES

      Schedules have been omitted because the information required to be set forth therein is not applicable or is shown in the financial statements or notes thereto.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Gatos, State of California, on the 20th day of March, 2002.


                                          NETFLIX, INC.


                                          By: /S/  REED HASTINGS

                                             -----------------------------------
                                             Reed Hastings
                                             CHIEF EXECUTIVE OFFICER



      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.


       SIGNATURE                           TITLE                     DATE
       ---------                           -----                     ----

   /S/  REED HASTINGS        President, Chief Executive Officer March 20, 2002
------------------------     and Director (principal executive
     Reed Hastings           officer)

 W. BARRY MCCARTHY, JR.*     Chief Financial Officer (principal March 20, 2002
------------------------     financial and accounting officer)
 W. Barry McCarthy, Jr.

    TIMOTHY M. HALEY*        Director                           March 20, 2002
------------------------
    Timothy M. Haley

      JAY C. HOAG*           Director                           March 20, 2002
------------------------
      Jay C. Hoag

    A. ROBERT PISANO*        Director                           March 20, 2002
------------------------
    A. Robert Pisano

    MICHAEL N. SCHUH*        Director                           March 20, 2002
------------------------
    Michael N. Schuh

*By:  /S/  REED HASTINGS
------------------------
     Reed Hastings
    ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                                               DESCRIPTION
------                                               -----------

   1.1** Form of Purchase Agreement.

   3.1** Amended and Restated Certificate of Incorporation of Registrant.

   3.2*  Proposed Amended and Restated Certificate of Incorporation of Registrant.

   3.3*  Amended and Restated Bylaws of Registrant.

   3.4** Proposed Amended and Restated Bylaws of Registrant.

   4.1** Form of Registrant's Common Stock Certificate.

   5.1*  Form of Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation.

  10.1   Form of Indemnification Agreement between Registrant and each of its directors and officers.

  10.2*  2002 Employee Stock Purchase Plan.

  10.3*  Amended and Restated 1997 Stock Plan.

  10.4*  2002 Stock Plan.

  10.5*  Amended and Restated Stockholders' Rights Agreement dated July 10, 2001.

  10.6*  Amended and Restated Agreement Concerning the Right to Participate dated June 22, 1999.

  10.7*  Office Lease dated October 27, 2000 between Registrant and BR3 Partners.

  10.8*  Lease Agreement dated August 11, 1999 between Registrant and Lincoln-Recp Old Oakland Opco,
           LLC; First Amendment to Lease Agreement dated December 3, 1999; Second Amendment to
           Lease Agreement dated January 4, 2000; Third Amendment to Lease Agreement dated June 12,
           2001 between Registrant and Joseph Sully.

  10.9*  Offer letter dated April 19, 1999 with W. Barry McCarthy, Jr., Chief Financial Officer of
           Registrant.

  10.10* Offer letter dated March 25, 1999 with Tom Dillon, Vice President of Operations of Registrant.

  10.11* Offer letter dated March 13, 2000 with Leslie J. Kilgore, Vice President of Marketing of Registrant.

  10.12+ Letter Agreement dated May 1, 2000 between Registrant and Columbia TriStar Home
           Entertainment, Inc.

  10.13+ Revenue Sharing Output License Terms between Registrant and Warner Home Video.

  23.1*  Consent of KPMG LLP.

  23.2*  Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 5.1).

  24.1*  Power of Attorney.

--------

*  Previously filed.




** To be filed by amendment.


+ Confidential treatment requested on portions of this exhibit. An unredacted version of this exhibit has been filed separately with the Securities and Exchange Commission.